Semiannual Report

June 30, 2001

Institutional Small-Cap Stock Fund

T. Rowe Price Invest with Confidence (registered trademark)


DEAR INVESTOR

Small-cap stocks continued their winning ways in the first half of 2001, posting gains despite the market's overall downdraft. A powerful second-quarter surge put small-caps in the black but did not erase severe first-quarter losses in most other major indices. The large-cap Standard & Poor's 500 Stock Index fell 6.70% in the first half, while the tech-heavy Nasdaq Composite Index lost 12.52%. Favorable valuations and the prospect of stronger relative earnings growth increased investor interest in small-caps.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 6/30/01             6 Months               12 Months
     ---------------------------------------------------------------------------

     Institutional Small-Cap

     Stock Fund                            5.56%                  10.12%

     Russell 2000 Index                    6.94                    0.66

     Lipper Small-Cap

     Core Fund Index                       6.59                    5.00

     S&P 500 Stock Index                  -6.70                  -14.83

     The Institutional Small-Cap Stock Fund gained 5.56% during the period but trailed the Russell 2000 Index of smaller companies and the average competing fund as measured by Lipper Inc. Over the past 12 months the fund delivered a solid 10.12% gain, well ahead of both benchmarks and in sharp contrast to the 14.83% loss of the S&P 500. The fund's first-half underperformance is attributable to ground we lost in January as a number of holdings that had soared in 2000 succumbed to profit taking.

INVESTMENT REVIEW

     The best-performing sectors of the Russell 2000 were consumer discretionary, up 21%, consumer staples, up 18%, and financials, up 12%. The worst performing were energy, down 15%, and utilities, off 3%. Consumer stocks benefited from the continued buoyancy of consumer spending in the face of a slowing economy, while falling oil and gas prices hurt the energy sector.

     We paid a price in January for the strong performance of our financial holdings last year. A group of our stocks that had, on average, nearly doubled in 2000 fell an average of 13% in the first half, mostly due to routine profit taking rather than any fundamental disappointments. This helped put the fund several paces behind the Russell 2000 right at this year's starting gun. Since then, we have succeeded in narrowing-but not closing-the gap.

     Southwest Bancorp, for example, rose 116% last year but fell 29% in the past six months. Fundamentals remained solid in its Houston service area, and Southwest's earnings growth outlook is still strong. But investors fretted that aggressive Fed rate cuts (there were six in the first half) would shave Southwest's profit margins because the bank is oriented more toward deposits than loans. Other examples in this vein included Downey Financial, our fifth-largest holding, which rose 174% last year but fell 13% in the first half of 2001, and Valley National Bancorp, which rose 29% last year before giving back 9%. We continue to find all three stocks attractive.

     The fund's overweighting in the weak energy sector also crimped results, but we continue to like the group's long-term prospects. Oil and gas prices have fallen from headline-grabbing levels, and relatively mild weather and the slowing economy have allowed inventories to be rebuilt. This has given investors a chance to take profits in a formerly red-hot sector, and momentum investors have bailed out. Our major holdings include Seacor Smit, which operates supply vessels for offshore drilling rigs, and exploration and production companies such as XTO Energy (formerly called Cross Timbers
     Oil), Noble Affiliates, and Forest Oil.

     Sector Diversification
     ---------------------------------------------------------------------------

     Business Services and Transportation                                 21

     Capital Equipment, Process Industries, and                            8

     Technology                                                           11

     Consumer Services, Cyclicals, and Education                          21

     Financial                                                            15

     Energy, and Utilities                                                 8

     Consumer Nondurables                                                 15

     Reserves                                                              1

     Our holdings in the consumer sector kept pace with those of the Russell 2000, while our best performance in comparison with the index came from the industrial and health care sectors.

     The fund's top contributor for the period was Matthews International, a maker of bronze plaques and memorials, especially for the funeral home and cemetery market, which gained nearly 40%. In May, Matthews acquired the bronze commemorative products businesses of its competitor, The York Group, which are a perfect fit for Matthews and are expected to have an immediate positive impact on earnings.

     Sola International, a manufacturer of glass and plastic eyeglass lenses, had a spectacular move from about $4 to $14 as it reported a positive earnings surprise in the March quarter and successfully refinanced its debt. Sola showed growth in the domestic market for the first time in over a year, and the refinancing allayed investor fears about liquidity.

     Shares of Strayer Education, which offers business and technology-oriented instruction online and through 14 mid-Atlantic regional campuses of Strayer University, soared 91%. Investors cheered the new management's plans to increase the number of campuses and jump-start growth at the company.

     Woodward Governor, a longtime fund holding, also jumped 90% during the period. Strong results in the company's power-generation-related business led investors to bid up the shares. Woodward Governor makes components and systems for controlling gas-fired turbines as well as industrial and aircraft engines.

     Two biotechnology-related stocks and a software firm topped our worst detractors list. Inhale Therapeutic Systems fell 54% on disappointing late-stage trial results. While no definitive safety issues arose with Exubera, the firm's inhaleable insulin product developed in collaboration with Pfizer, some evidence pointed to potential problems. The company doesn't believe these concerns will derail product approval, but we are monitoring the situation closely.

     Molecular  Devices  missed its  quarterly  estimate  and lowered  full-year expectations. The company blamed the economic slowdown and delayed purchases of its bioanalytical measuring devices. While other biotechnology research tool providers have experienced slowing demand, we believe Molecular Devices' problems were largely self-inflicted and have nearly exited our position.

     Finally, NetIQ plunged 64% as investors reacted to slower-than-expected adoption of the Microsoft Windows 2000 operating system, which is a key earnings driver for NetIQ. The company's results for the March quarter were modestly below estimates. We continue to hold the position.

PORTFOLIO HIGHLIGHTS

     The property and casualty insurance sector looked attractive to us. Premium pricing in the industry has been recovering for the past year or so. Our holdings in insurance broker Brown and Brown rose more than 20% in the first half. To further capitalize on the trend, we established new positions in Markel, a specialty commercial insurer, and Horace Mann Educators, a marketer of insurance products to educators and school system employees. Horace Mann, an $874 million company, sells for 11 times next year's earnings estimates and less than two times book value, and sports a 1.95% dividend yield. It's a good value with strong management in an industry with improving fundamentals.

     We also continued to find solid ideas in the real estate  investment  trust
     (REIT) sector. Our larger purchases here included Gables Residential, an $860 million multifamily property company, and Washington, REIT, a Baltimore/Washington-based multipurpose owner and operator, which we found particularly attractive. Washington, REIT's property development prospects should allow it to grow funds from operations at a 9% rate. This, combined with 5.5% yield, offers investors a potential 14% annual return.

     Largest sales

     Sales were primarily influenced by merger-and-acquisition activity. Among our largest sales, Barrett Resources, Citadel Communications, and First Washington Realty Trust, all occurred because the companies were acquired or had agreed to be acquired by larger companies or private firms.

     We also reduced positions in several stocks that appeared to be fully priced. Lincare Holdings had more than doubled since we purchased it last year, and we trimmed our holdings. We took profits in Columbia Sportswear, the designer and marketer of outerwear, sportswear, and footwear, after a strong run-up. Columbia had an excellent winter and spring selling season, benefiting from a cold winter, strong full-priced sales of its products, and good luck with styling. We love the brand but regard the shares as pricey.

     We have also begun to sell pizza chain operator Papa John's International. The sector has experienced cost inflation (including higher cheese prices) and slowing sales trends. Recent management turnover at Papa John's made us nervous, so we reduced the position size.

     OUTLOOK

     Growth vs. Value
     ---------------------------------------------------------------------------

     Periods Ended 6/30/01             6 Months               12 Months

     Russell 2000 Growth I                 0.16%                -23.25%

     Russell 2000 Value In                12.78                   30.87

     Small-cap shares have been on a roll, outperforming the S&P 500 year-to-date and indeed since the bear market began in March 2000. This is a testament to how inexpensive small-caps were relative to large-caps during the "irrational exuberance" of the late 1990s. Value stocks have been the best performers, though growth stocks are no longer losing ground at the pace they were last year and early this year.

     Today, small-caps still appear relatively undervalued. Our own valuation work on emerging growth stocks compared with large-caps suggests the sector still has room to run. Moreover, the broader Russell 2000 continues to trade near historically low levels based on price-to-cash flow and price-to-sales ratios relative to larger companies. After lagging for years, small-cap earnings growth began to outstrip large-cap earnings growth last year, and this is the key to small-cap performance.

     Moreover, small-cap funds continue to experience strong investment flows. As investors put money to work in this relatively illiquid sector, prices typically rise. In our opinion, we are still in the early stages of this phenomenon-strong performance is likely to drive even greater investor interest. The biggest fund flows typically occur near the end of a cycle, and we don't think we're there yet.

     In sum, we remain very positive. The darkest cloud on the horizon is the potential for a longer and deeper economic downturn than is generally expected. Small-caps would be vulnerable in this scenario because they are not quite at the bargain levels they were 16 months ago. On the other hand, we may be near the middle or the end of the current slowdown. Most of our companies began to experience near-recession business conditions last fall. Typically, small-caps do quite well coming out of a period of economic weakness. Stay tuned, keep the faith, and thanks for your support.

     Respectfully submitted,

     Greg A. McCrickard
     President of the fund and chairman of its Investment
     Advisory Committee

     July 17, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

     Portfolio Highlights
     ---------------------------------------------------------------------------

     Twenty-Five Largest Holdings

                                                                  Percent of
                                                                  Net Assets
                                                                     6/30/01
     ---------------------------------------------------------------------------

     Matthews International                                              1.7 %

     Cleco                                                               1.7

     Harman International                                                1.7

     Brown and Brown                                                     1.7

     Downey Financial                                                    1.7

     Chittenden                                                          1.5

     SCP Pool                                                            1.4

     Insituform Technologies                                             1.3

     Iron Mountain                                                       1.3

     PartnerRe                                                           1.3

     WestAmerica                                                         1.3

     Maximus                                                             1.3

     BISYS Group                                                         1.1

     Black Box                                                           1.1

     Valley National Bancorp                                             1.1

     Lincare Holdings                                                    1.1

     Citizens Banking                                                    1.1

     Cephalon                                                            1.0

     F. Y. I.                                                            1.0

     Houghton Mifflin                                                    1.0

     Littelfuse                                                          0.9

     Casey's General Stores                                              0.9

     Tetra Tech                                                          0.9

     Mentor                                                              0.9

     Seacor Smit                                                         0.8

     Total                                                              30.8 %

     ---------------------------------------------------------------------------

     Note: Table excludes reserves.


     Portfolio Highlights

     Major Portfolio Changes

     Listed in descending order of size
     Six Months Ended 6/30/01


     TEN LARGEST PURCHASES
     ---------------------------------------------------------------------------

     Horace Mann Educators*

     Gables Residential Trust*

     Washington, REIT*

     Markel*

     Forward Air*

     LaSalle Hotel Properties*

     Dal-Tile International

     Provident Bankshares*

     Technitrol

     Tekelec*



     TEN LARGEST SALES
     ---------------------------------------------------------------------------

     Barrett Resources**

     Lincare Holdings

     Citadel Communications**

     Summit Bancorp**

     BUCA

     First Washington Realty Trust**

     Columbia Sportswear

     Mentor

     Great Plains Software**

     XTO Energy
     ---------------------------------------------------------------------------

     *  Position added
     ** Position eliminated



     Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     Institutional Small-Cap Stock Fund
    ---------------------------------------------------------------------------

                        Russell           Institutional                  Lipper
                           2000               Small-Cap               Small-Cap
                          Index              Stock Fund         Cord Fund Index

    3/31/00              10,000                  10,000                  10,000
    6/30/00               9,622                  10,260                   9,985
    6/30/01               9,685                  11,299                  10,954


    Average Annual Compound Total Return
    ----------------------------------------------------------------------------

    This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

    Institutional Small-Cap Stock Fund

    Periods Ended 6/30/01

                                          Since               Inception
     1 Year                           Inception                    Date
     ---------------------------------------------------------------------------

                     10.12                10.27%                3/31/00

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



Financial Highlights
Institutional Small-Cap Stock Fund
Unaudited

                                             For a share outstanding
                                              throughout each period
                                   ---------------------------------------------
                                       6 Months                 3/31/00
                                          Ended                 Through
                                        6/30/01                12/31/00

     NET ASSET VALUE
     Beginning of period               $  10.61                $  10.00
                                   ---------------------------------------------
     Investment activities
       Net investment inco                 0.02*                   0.02*

       Net realized and
       unrealized gain (loss)              0.57                    0.68

       Total from
       investment
       activities                          0.59                    0.70

     Distributions

       Net investment income               --                     (0.03)

       Net realized gain                   --                     (0.06)

       Total distributions                 --                     (0.09)

     NET ASSET VALUE

     End of period                     $  11.20                $  10.61
                                 -----------------------------------------------

     Ratios/Supplemental Data
     Total return (diamond                 5.56%*                  7.03%*

     Ratio of total expenses
     to average net assets                 0.75%*!                 0.75%*!

     Ratio of net
     investment
     income (loss)
     to average
     net assets                            0.44%*!                 0.66%*!

     Portfolio
     turnover rate                         21.4%!                  15.8%!

     Net assets,
     end of period
     (in thousands)                     $259,374                 $229,475

 (diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

 * Excludes expenses in excess of a 0.75% voluntary expense limitation in effect through 12/31/01.

 ! Annualized The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
Institutional Small-Cap Stock Fund
June 30, 2001 (Unaudited)

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

     Common Stocks  98.5%

     FINANCIAL  14.9%

     Bank and Trust  8.5%

     Charter One Financial               22,900                     731

     Chittenden                         116,000                   3,904

     Citizens Banking                    93,600                   2,738

     Downey Financial                    92,200                   4,357

     First Bell Bancorp                  11,100                     162

     First Mariner Bancorp                2,600                      17

     Frankfort First                      8,300                     142

     Glacier Bancorp                     52,223                     992

     Marshall & Ilsley                    3,100                     167

     Provident Bankshares                32,000                     798

     Southwest Bancorp *                 66,400                   2,006

     Valley National Banco               97,780                   2,772

     WestAmerica                         83,700                   3,285

                                                                 22,071


     Insurance  5.9%

     Brown and Brown                    105,100                   4,413

     Harleysville Group                  32,500                     967

     Horace Mann Educators               90,800                   1,957

     London Pacific Group                70,900                     417

     Markel *                             8,000                   1,572

     PartnerRe                           61,300                   3,396

     Selective Insurance                 22,000                     587

     W. R. Berkley                       45,800                   1,897

                                                                 15,206

     Financial Services  0.5%

     Financial Federal *                 20,400                     590

     ITLA Capital *                      37,700                     679

                                                                  1,269

     Total Financial                                             38,546


     UTILITIES  2.5%

     Telephone  0.7%

     AirGate PCS *                       10,800                     562

     Rural Cellular (Class               10,300                     466

     Western Wireless *                  17,600                     757

                                                                  1,785

     Electric Utilities  1.8%

     Cleco                              195,100                   4,439

     Unisource Energy                    15,300                     351

                                                                  4,790

     Total Utilities            6,575

     CONSUMER NONDURABLES  14.8%

     Cosmetics  0.2%

     Chattem *                           36,300   $                 385

         385

     Food Processing  1.5%

     American Italian Past               35,300                   1,638

     International Multifo               94,800                   1,967

     Seneca Foods (Class A               17,700                     243

     Seneca Foods (Class B                6,800                      90

                                                                  3,938

     Hospital Supplies/Hospital Management  4.8%

     Airgas *                            95,600                   1,138

     Cephalon *                          37,876                   2,670

     Hooper Holmes                       90,100                     924

     Lincare Holdings *                  91,800                   2,755

     Mentor                              78,700                   2,243

     Molecular Devices *                  5,100                     102

     Renal Care Group *                  34,700                   1,141

     Steris *                            51,400                   1,031

     Unilab *                            18,700                     471

                                                                 12,475

     Pharmaceuticals  1.4%

     Arena Pharmaceuticals                4,900                     150

     Atherogenics *                         800                       5

     Aurora Biosciences *                15,100                     468

     Incyte Genomics *                   12,600                     309

     Noven Pharmaceuticals               11,100                     435

     NPS Pharmaceuticals *               24,100                     969

     OSI Pharmaceuticals *                3,600                     189

     Regeneron Pharmaceuti                9,100                     315

     Triangle Pharmaceutic               59,900                     280

     Trimeris *                          11,500                     576

                                                                  3,696

     Biotechnology  3.1%

     Abgenix *                           11,100                     499

     Alkermes *                          27,000                     948

     COR Therapeutics *                  22,100                     674

     Cubist Pharmaceutical               10,600                     403

     CV Therapeutics *                    3,500                     199

     Deltagen *                          14,100                     127

     EDEN Bioscience *                    6,400                      64

     Edwards Lifesciences                50,300                   1,326

     Genaissance Pharmaceu                  500                       7

     Gilead Sciences *                    8,800                     512

     Inhale Therapeutic Sy               50,100                   1,152

     Neose Technologies *                 2,400                     108

     Neurocrine Bioscience               19,900   $                 796

     Serologicals *                      36,500                     779

     ViroPharma *                        14,100                     479

                                                                  8,073

     Health Care Services  1.6%

     AmeriPath *                         49,100                   1,438

     Boron LePore & Associ                6,900                      95

     Bruker Daltonics *                     800                      12

     Orthodontic Centers o               33,200                   1,009

     Packard BioScience *                18,300                     152

     Wilson Greatbatch Tec               46,000                   1,334

                                                                  4,040

     Miscellaneous Consumer Products  2.2%

     Coach *                              7,500                     285

     Culp                                21,300                      96

     Dan River *                        104,200                     281

     Polymer Group                       36,200                      82

     QuikSilver *                        37,400                     935

     Reebok *                            24,100                     770

     Sola *                             112,300                   1,585

     Stride Rite                        126,500                   1,075

     Unifi *                             71,000                     604

                                                                  5,713

     Total Consumer Nondurables                                  38,320


     CONSUMER SERVICES  9.8%

     Restaurants  1.8%

     Applebee's                          45,250                   1,448

     BUCA *                              64,000                   1,392

     PJ America *                        26,400                     223

     Ruby Tuesday                        79,900                   1,366

     Uno Restaurant *                    35,300                     334

                                                                  4,763

     General Merchandisers  2.5%

     Bon-Ton Stores *                    45,900                     140

     Casey's General Store              186,000                   2,418

     Columbia Sportswear *               37,750                   1,925

     Neiman Marcus *                     67,000                   2,077

                                                                  6,560

     Specialty Merchandisers  1.6%

     Netegrity *                         18,500                     555

     O' Charley's *                     109,900                   2,130

     Ultimate Electronics                17,000                     551

     Urban Outfitters *                  48,200                     518

     Wild Oats Markets *                 39,000                     406

                                                                  4,160

     Entertainment and Leisure  1.6%

     Houghton Mifflin                    42,500   $               2,547

     Papa John's Internati               17,600                     446

     Sonic *                             35,600                   1,130

                                                                  4,123

     Media and Telecommunications  2.3%

     American Tower Systems

     (Class A) *                          5,000                     103

     Emmis Broadcasting (C               55,700                   1,713

     Entercom Communicatio               19,200                   1,029

     Pegasus Communication               25,000                     562

     Sinclair Broadcast Group

     (Class A) *                        135,800                   1,399

     Young Broadcasting (C               32,600                   1,095

                                                                  5,901

     Total Consumer Services                                     25,507


     CONSUMER CYCLICALS  11.0%

     Automobiles and Related  2.3%

     A.O. Smith (Class B)               121,200                   2,169

     Keystone Automotive *               53,700                     642

     Littelfuse *                        90,700                   2,430

     Strattec Security *                 18,400                     639

                                                                  5,880

     Building and Real Estate  6.5%

     Apartment Investment

     & Management, REIT                  23,100                   1,113

     Arden Realty, REIT                  76,000                   2,029

     EastGroup Properties,               87,800                   1,984

     Gables Residential Tr               65,600                   1,965

     Glenborough Realty Tr               71,100                   1,372

     JP Realty, REIT                     77,500                   1,899

     LaSalle Hotel Propert               47,800                     852

     Parkway Properties, R               58,500                   2,062

     Reckson Associates Realty

     (Class B), REIT                     24,484                     603

     Washington, REIT                    65,600                   1,551

     Woodhead Industries                 83,900                   1,426

                                                                 16,856

     Miscellaneous Consumer Durables  2.2%


     CompX International                 30,800                     368

     Harman International               116,500                   4,437

     Intranet Solutions *                26,300                   1,001

                                                                  5,806

     Total Consumer Cyclic                                       28,542



     TECHNOLOGY  10.9%

     Electronic Components  3.8%

     American Superconduct               20,600   $                 531

     Analogic                            41,800                   1,904

     Artesyn Technologies                67,100                     866

     ATMI *                              50,700                   1,521

     Benchmark Electronics               47,800                   1,164

     Exar *                              35,800                     707

     Methode Electronics (               99,500                     856

     MKS Instruments *                   56,500                   1,627

     QuickLogic *                        49,600                     299

     Sipex *                             37,200                     433

                                                                  9,908

     Electronic Systems  2.2%

     Applied Micro Circuit                2,200                      38

     Armor Holdings *                   130,400                   1,956

     Black Box *                         41,200                   2,775

     Lifeline Systems *                  33,800                     668
     Lo-Jack *                           51,200                     293

                                                                  5,730

     Information Processing  1.0%

     F. Y. I. *                          64,900                   2,661

                     2,661

     Specialized Computer  0.3%

     Activision *                        17,600                     691

     Virata *                             8,300                      98

                                                                    789

     Telecommunications  1.5%

     Airnet Communications                2,100                       3

     Ditech Communications               14,300                     106

     Harmonic *                          56,000                     560

     PECO II *                           21,600                     141

     Stratos Lightwave *                115,985                   1,508

     Tekelec *                           25,600                     694

     VYYO *                              10,100                      15

     West Corporation *                  32,600                     718

                                                                  3,745

     Aerospace and Defense  1.5%

     DONCASTERS ADR *                    10,600                     291

     Harsco                              66,400                   1,802

     Woodward Governor                   21,700                   1,830

                                                                  3,923

     Office Automation  0.6%

     Technitrol                          58,400                   1,518

                                                                  1,518

     Total Technology                                            28,274


     CAPITAL EQUIPMENT  1.6%

     Electrical Equipment  0.5%

     hi/fn *                             24,000   $                 363

     LSI Industries                      34,900                     816

                                                                  1,179

     Machinery  1.1%

     Actuant *                           28,480                     469

     Brooks Automation *                 31,400                   1,448

     IDEX                                13,200                     449

     Newport                              7,300                     193

     NN Ball & Roller                    38,300                     409

                                                                  2,968

     Total Capital Equipment                                      4,147


     BUSINESS SERVICES AND TRANSPORTATION  21.3%

     Computer Service and Software  5.4%

     724 Solutions *                      1,300                      10

     Actuate *                           22,300                     213

     Alliance Data Systems               41,400                     621

     Analysts Internationa               63,600                     284

     BISYS Group *                       49,500                   2,920

     Cambridge Technology                23,700                      84

     Concord Communication               19,700                     177

     Digital Impact *                    42,100                      53

     Electronic Arts *                    9,000                     521

     Genomica *                           2,200                       9

     Igate Capital *                     39,000                     140

     Jack Henry & Associat                9,000                     279

     Keynote Systems *                   28,400                     311

     net.Genesis *                       12,400                      10

     NetIQ *                             44,104                   1,380

     Packeteer *                         47,900                     600

     Pixelworks *                        33,100                   1,183

     Progress Software *                131,900                   2,137

     Quest Software *                     7,200                     272

     Register.com *                      21,900                     339

     Sonicwall *                         11,600                     292

     SPSS *                              32,500                     514

     Telecommunication Sys                2,100                       6

     USinternetworking *                108,200                     130

     ValiCert *                          31,300                      98

     Verity *                            28,900                     577

     Zebra Technologies (C               16,000                     786

                                                                 13,946


     Distribution Services  2.8%

     MSC Industrial Direct               44,900   $                 781

     Primesource                         13,300                      53

     SCP Pool *                         107,700                   3,709

     United Stationers *                 59,300                   1,872

     Watsco (Class A)                    64,350                     907

                                                                  7,322

     Environmental  0.6%

     CUNO *                              41,800                   1,254

     IT Group *                          37,900                     241

     Waterlink *                         21,300                       4

                                                                  1,499

     Transportation Services  3.4%

     C.H. Robinson Worldwi               31,800                     887

     Comfort Systems USA *               59,600                     216

     EGL *                               29,650                     518

     Expeditors International
     of Washington                       36,100                   2,166

     Forward Air *                       38,800                   1,162

     Heartland Express *                 21,425                     488

     Hub Group (Class A) *               11,200                     146

     International Shiphol               10,600                     101

     Seacor Smit *                       47,000                   2,197

     UTi Worldwide                       58,200                     926

                                                                  8,807

     Miscellaneous Business Services  8.7%

     AnswerThink *                       32,200                     322

     Electro Rent *                      59,100                     964

     G&K Services                        43,100                   1,159

     Global Payments                     28,600                     861

     Herman Miller                       25,000                     605

     Insituform Technologies

     (Class A) *                         94,700                   3,457

     Iron Mountain *                     76,500                   3,430

     Ivex Packaging *                   103,700                   1,970

     kforce.com *                         8,511                      55

     Maximus *                           81,900                   3,283

     McGrath RentCorp                    19,200                     464

     MPW Industrial Servic               43,800                      55

     New England Business               104,700                   2,010

     Strayer Education                   32,900                   1,604

     Tetra Tech *                        85,600                   2,328

                                                                 22,567


     Airlines  0.4%

     Midwest Express Holdi               56,200   $                 975

                                                                    975

     Total Business Services
     and Transportation                                          55,116


     ENERGY  5.1%

     Energy Services  1.6%

     Atwood Oceanics *                   31,800                   1,116

     Cooper Cameron *                     8,600                     480

     Global Power Equipmen                1,800                      53

     Grant Prideco *                     12,500                     219

     Hydril *                            24,000                     546

     Smith International *               11,000                     659

     W-H Energy Services *               18,500                     352

     Weatherford Internati               14,800                     710

                                                                  4,135

     Exploration and Production  3.5%

     Chieftain Internation               56,000                   1,610


     Forest Oil *                        48,100                   1,347
     Key Energy Services *              102,600                   1,112

     National Oilwell *                  30,800                     825

     Noble Affiliates                    59,800                   2,114

     XTO Energy                         149,775                   2,149

                                                                  9,157


     Total Energy                                                13,292


     PROCESS INDUSTRIES  3.2%

     Diversified Chemicals  1.3%

     Arch Chemicals                      93,100                   2,032

     Cabot Microelectronic               22,300                   1,383

                                                                  3,415

     Specialty Chemicals  0.1%

     MacDermid                           12,300                     221

                                                                    221

     Paper and Paper Products  0.5%

     Buckeye Technologies                59,900                     863

     Smurfit-Stone Contain               21,800                     353

                                                                  1,216


     Building and Construction  1.3%

     Dal-Tile Internationa               80,400                   1,491

     Layne Christensen *                 65,200                     554

     Simpson Manufacturing               21,300                   1,289

     Trex *                               6,300                     121

     U.S. Aggregates                     47,200                      64

                                                                  3,519

     Total Process Industries                                     8,371


     BASIC MATERIALS  2.6%

     Metals  2.3%

     Gibraltar Steel                     20,600   $                 404

     Material Sciences *                 64,100                     633

     Matthews Internationa              102,800                   4,520

     Reliance Steel & Alum               17,500                     442

                                                                  5,999


     Mining  0.3%

     Lihir Gold (AUD) *                 784,300                     364

     Newmont Mining                      26,404                     491

                                                                    855

     Total Basic Materials                                        6,854


     EDUCATION  0.1%

     Educational  0.1%

     ITT Educational Servi                4,000                     180

     Total Education                                                180

     Total Miscellaneous
     Common Stocks   0.7%                                         1,837

     Total Common Stocks
     (Cost  $226,690)                                           255,561


     Short-Term Investments  2.2%

     Money Market Fund  2.2%

     Reserve Investment
     Fund, 4.34% #                    5,540,027    $               5,540


     Total Short-Term Investments

     (Cost 5,540)                                                 5,540


     Total Investments in Securities

     100.7% of Net
     Assets (Cost $232,230)                        $            261,101

     Other Assets
     Less Liabilities                                            (1,727)

     NET ASSETS                                    $            259,374
                                                   --------------------

     Net Assets Consist of:

     Accumulated net
     investment income -
     net of distributions                          $                507

     Accumulated net
     realized gain/loss -
     net of distributions                                           931

     Net unrealized
     gain (loss)                                                 28,871

     Paid-in-capital
     applicable to 23,148,117
     shares of $0.0001
     par value capital stock
     outstanding; 1,000,000,000
     shares of the Corporation
     authorized                                                 229,065

     NET ASSETS                                      $          259,374
                                                     ------------------

NET ASSET VALUE PER SHARE                            $            11.20
                                                     ------------------


         #        Seven-day yield
         *        Non-income producing
         ADR      American Depository Receipt
         REIT     Real Estate Investment Trust
         AUD      Australian dollar


Institutional Small-Cap Stock Fund

Statement of Operations
Institutional Small-Cap Stock Fund
(Unaudited)
In thousands


                                                                    6 Months
                                                                       Ended
                                                                     6/30/01

Investment Income (Loss)

Income

 Dividend                                                         $    1,126

 Interest                                                                244

 Total income                                                          1,370

Expenses

 Investment management                                                   791

 Custody and accounting                                                   54

 Legal and audit                                                           7

 Miscellaneous                                                             5

 Directors                                                                 4

 Shareholder servicing                                                     1

 Prospectus and shareholder reports                                        1

 Registration                                                              1

 Total expenses                                                          864

 Expenses paid indirectly                                                 (1)

 Net expenses                                                            863

Net investment income (loss)                                             507

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                   719

Change in net unrealized gain or loss on                              13,296

Net realized and unrealized gain (loss)                               14,015

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                           $    14,522
                                                                 -----------


The accompanying notes are an integral part of these financial statements.


                                           6 Months                 3/31/00
                                              Ended                 Through
                                            6/30/01                12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)            $     507               $     522

  Net realized gain (loss)                      719                   1,607

  Change in net unrealized gai               13,296                  10,922

  Increase (decrease) in net
  assets from operations                     14,522                  13,051

Distributions to shareholders

  Net investment income                        -                       (639)

  Net realized gain                            -                     (1,278)

  Decrease in net assets
  from distributions                           -                     (1,917)

Capital share transactions *

  Shares sold                                32,977                 154,165

  Shares issued in connection
  with subscription in-kind                    -                     70,670

  Distributions reinvested                     -                      1,808

  Shares redeemed                           (17,600)                 (8,302)

  Increase (decrease) in
  net assets from capital
  share transactions                         15,377                 218,341

Net Assets

Increase (decrease)
during period                                29,899                 229,475

Beginning of period                         229,475                    -

End of period                              $259,374                 229,475
                                           ---------------------------------

*Share information

  Shares sold                                 3,243                  15,177

  Shares issued in connection
  with subscription in-kind                    -                      7,088

  Distributions reinvested                     -                        177

  Shares redeemed                            (1,715)                   (821)

  Increase (decrease)
  in shares outstanding                       1,528                  21,621


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Institutional Small-Cap Stock Fund
June 30, 2001 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation

     Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $42,740,000 and $24,232,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $232,230,000. Net unrealized gain aggregated $28,871,000 at period-end, of which $47,771,000 related to appreciated investments and $18,900,000 to depreciated investments.


Note 4 - SUBSCRIPTION IN-KIND

     On June 22, 2000, the Fund acquired substantially all of the assets of T. Rowe Price Small-Cap Stock Trust (the trust) in a tax-free exchange for 7,088,284 shares of the Fund. The value of trust assets at that date was $70,670,196, which included $4,652,526 of unrealized appreciation. Net assets of the trust were combined with those of the fund, resulting in aggregate net assets of $72,664,837. All fund shares acquired in the exchange were subsequently distributed to the outstanding unit-holders of the trust, and the trust was terminated.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $141,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.65% of average daily net assets.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 0.75%. Thereafter, through December 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.75%. Pursuant to this agreement, $33,000 of management fees were not accrued by the fund for the six months ended June 30, 2001.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $33,000 for the six months ended June 30, 2001, of which $6,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $244,000 and are reflected as interest income in the accompanying Statement of Operations.